                                                                    EXHIBIT 23.2

                        [DAVID NUGENT & CO. LETTERHEAD]

             CONSENT OF INDEPENDENT CERTIFIED CHARTERED ACCOUNTANT
                               CHANNELNET LIMITED

We hereby consent to the use of our Certified Financial Statements dated August 19th 1999 and to all references to our firm included in or made part of this form SB-2.

                                            /s/ DAVID NUGENT & CO.
   -----------------------------------------------------------------------------
                                            David Nugent & Co.
                                            Chartered Certified Accountants
                                            & Registered Auditors

December 29, 1999
Manchester
England